Value Fund

Partners Value Fund

Partners III Opportunity Fund

Hickory Fund

Balanced Fund

Short-Intermediate Income Fund

Nebraska Tax-Free Income Fund

Government Money Market Fund

Quarterly Report December 31, 2010

WEITZ FUNDS

FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2           Weitz Funds

Annual Shareholder Information Meeting
Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 19th. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

The management of Weitz Funds has chosen paper for the 56 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

weitzfunds.com          3

PERFORMANCE SUMMARY
DECEMBER 31, 2010

		Total Returns			Average Annual Total Returns
Fund Name	Inception Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Value	5/09/86	9.7%	19.9%	-3.2%	-0.2%	1.8%	9.1%	10.9%	—%	10.2%
Russell 1000**(a)		11.2	16.1	-2.4	2.6	1.8	7.0	N/A	—	N/A
Russell 1000 Value**(b)		10.5	15.5	-4.4	1.3	3.3	7.6	N/A	—	N/A
Partners Value*	6/01/83	10.7	27.5	1.2	3.0	3.0	10.2	12.1	11.4	12.5
Partners III*	6/01/83	11.5	33.0	7.4	5.4	7.2	12.2	13.8	12.5	13.4
Russell 3000**(c)		11.6	16.9	-2.0	2.7	2.2	7.0	N/A	N/A	N/A
Russell 3000 Value**(d)		10.9	16.2	-3.9	1.5	3.6	7.8	N/A	N/A	N/A
Hickory	4/01/93	12.5	38.7	3.4	3.4	3.7	9.8	—	—	10.3
Russell 2500**(e)		14.9	26.7	2.5	4.9	7.0	9.3	—	—	N/A
Russell 2500 Value**(f)		13.8	24.8	2.7	3.9	8.5	10.4	—	—	N/A
S&P 500**(g)		10.8	15.1	-2.8	2.3	1.4	6.8	9.1	9.9	—
Balanced	10/01/03	7.2	15.7	2.9	3.4	—	—	—	—	4.7
Blended Index**(h)		5.9	11.4	0.5	3.6	—	—	—	—	5.0
Short-Intermediate Income	12/23/88	0.0	4.7	5.9	5.6	5.1	5.4	5.9	—	6.2
Barclays Intermediate Credit**(i)		-1.4	5.9	5.4	5.5	5.5	5.7	6.4	—	6.8
Nebraska Tax-Free Income*	10/01/85	-1.7	2.3	3.5	3.5	3.9	4.4	4.9	5.3	5.4
Barclays 5-Year Muni. Bond**(j)		-1.6	3.4	5.5	5.0	4.8	4.9	5.5	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds, as stated in the most recent Prospectus are 1.25%, 1.26%, 1.80%, 1.33%, 1.19%, 0.71% and 0.78%, respectively, of each Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.
*	See pages 17, 23 and 47 for additional performance disclosures.
**	Index performance is hypothetical and is shown for illustrative purposes only.
(a)	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.
(b)	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(c)	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.
(d)
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

(e)	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.
(f)
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(g)	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.
(h)	The Blended Index is a blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.
(i)
Barclays Capital Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

(j)	Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.
N/A	Indicates information is not available.

4           Weitz Funds

LETTERTO SHAREHOLDERS
JANUARY 11, 2011

Dear Fellow Shareholder:

Our stocks performed well in the fourth quarter of 2010, capping a very good year for our stock funds. The table below shows 4th quarter and full year results for each Fund and for the S&P 500.

	4th	Calendar
	Quarter	Year 2010
Value	9.7%	19.9%
Partners Value	10.7	27.5
Partners III	11.5	33.0
Hickory	12.5	38.7
S&P 500	10.8	15.1

The Balanced Fund also had an excellent year, earning a total return of 15.7% compared to 11.4% for its official benchmark, a composite of stock and bond indices. The Balanced Fund is designed for conservative investors who want to own both stocks and bonds and who want us to adjust the asset allocation according to market conditions.

Our taxable and (Nebraska) tax-free bond funds returned 4.7% and 2.3%, respectively, in 2010. They earned less than their benchmarks’ returns as both were intentionally positioned very defensively. Our bond portfolios are designed to preserve capital, and in the current bond market environment, that means holding high quality bonds with very short maturities. This cautious stance cost us a bit of return, but we believe it continues to be the right place to be.

The table on the preceding page shows performance data for all of our Funds over various time periods. What really matters to investors are the long-term compounded returns earned over decades, and we are proud of our long-term results. There is additional information on each of the Funds in the pages following this letter.

Finally, we have launched a “new” fund as of December 31, 2010—the Weitz Research Fund. It is actually a fund that our analysts have been managing as a partnership for over five years. Each of the four analysts manages one quarter of the Fund, and they have done an excellent job of investing. We are excited to make it available to all shareholders. There is a more detailed description of the Fund later in this report.

Portfolio Review
We believe that stock prices (eventually) reflect a company’s business value. A company that generates excess cash and deploys that cash productively should grow in value. If we can buy shares at a big discount to the price that a private buyer would pay for the whole company (a low “price-to-value” ratio or P/V), the odds of earning a good return on our investment are favorable.

During the financial crisis and bear market of 2007-09, a number of companies survived without permanent damage but saw their stocks crushed nevertheless. Many of these stocks have rebounded strongly over the past two years. The weighted average P/V of our stock portfolios was less than 50% at the market bottom in March of 2009. This was an extremely low valuation level, given our conservative valuation methods. By the end of 2010, while most of our companies’ business values had grown substantially, their stock prices had risen faster, bringing our weighted average P/V to roughly 80%. So, given that stock prices have moved up from “dirt cheap” to “moderately cheap” levels, where are we finding value today?

In our June 2010 quarterly letter, we observed that many of the most interesting stocks hitting our radar screen were large capitalization, high quality companies. We wrote about nine of them—Accenture, Aon, Dell, Diageo, Microsoft, Omnicom, Praxair, Texas Instruments, and UPS. These stocks as a group have appreciated over 20% since June 30, but we still own all of them in one or more of our Funds. Their earnings and business values are growing, and we would expect them to provide good returns over time.

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The Liberty Media family of companies almost always offers something of interest for value investors. There are six publicly traded stocks that were once part of the original Liberty Media. Liberty was a collection of programming companies that were spun off from John Malone’s Telecommunications, Inc. in the 1990’s. We currently own five of these companies—Liberty Global, Liberty Interactive, Liberty Capital, Liberty Starz, and Discovery Communications. (We also own Ascent Media which is a spinoff from Discovery.) John Malone has been a master of acquiring assets on favorable terms, building media businesses and creating value for shareholders.

Liberty Global (LBTYK) owns several international cable television properties (primarily in Europe). Management has grown per share value rapidly, both organically and through acquisition, and has bought back roughly half of its outstanding shares since it was spun out of Liberty Media. Investor concerns about its debt levels and the weakness in several European economies have weighed on its stock price, but we believe the stock is cheap.

Liberty Interactive (LINTA) is a “tracking stock” whose assets consist of the QVC home shopping network, a handful of e-commerce businesses and $4-5 per share in marketable securities. The somewhat convoluted tracking stock structure confuses many investors and we believe it has caused the stock to trade at a 25-30% discount to its underlying value. LINTA is scheduled to be spun off from its parent this year. As an independent company that is a leading multi-platform retailer, we believe that QVC will command a higher valuation, as does its primary competitor, HSN. We would also expect to see significant share repurchases by an independent Liberty Interactive/QVC and that would increase its per share business value.

Another Liberty entity with interesting potential is Liberty Capital (LCAPA). Liberty Capital traded under $3 per share in late 2008 and finished 2010 at over $62.However, during that two year period it parlayed a relatively modest purchase of Sirius XM Radio debt into ownership of 40% of the equity of Sirius, worth over $4 billion today. This added about $45 per share to the value of Liberty Capital. So, now the net assets of LCAPA are worth roughly $100 per share and management is busily working on ways to realize that value for shareholders.

Each of our other stocks has a story of its own. Omnicare is cheap at eight times cash earnings but it had a management problem. New management is now in place and the prospect of renewed growth in earnings should bring a higher valuation. Redwood Trust provides a dividend yield of nearly 7% and its earnings should begin to grow again as the jumbo mortgage market reopens. Live Nation (a concert promoter) and Ticketmaster merged in the midst of a terrible year for live performances. Liberty Media is a significant minority owner and tendered (unsuccessfully) for additional shares of Live Nation in 2010. A stronger concert market in 2011 and additional buying by Liberty could lead to a higher valuation.

All businesses are cyclical, to one degree or another, but most of our companies are finding ways to cope with a subdued economic environment. We believe we own a collection of solid businesses that will continue to grow in value, even if their stock prices move up and down with the moods of investors.

Outlook
The U.S. economy is recovering, albeit slowly and unevenly. Our new Congress is talking about curbing federal spending and financially stressed state governments are unlikely to take up the slack. While we are not overly concerned about the possibility of a “double dip” recession, investors are likely to remain wary. The Chinese government is “mandating” slower growth in their economy to cool inflation and curb the over-building of housing and factories. Europe faces the real possibility that one or more countries will default on their debt and severe austerity budgets are dampening economic activity in the Euro-Zone. All in all, the outlook for economic growth is muted.

6           Weitz Funds

Our stocks have bounced back dramatically from their depressed levels of two years ago and they are not as cheap as they were. Nevertheless, each continues to build business value and has plenty of upside potential. If the market continues to move up and down in a “trading range” for another year or two, we should have good opportunities to grind out positive returns by “trading around” our positions.

We appreciate the patience and confidence of our long-time shareholders. Warren Buffett says that companies “get the shareholders they deserve,” and we are proud that our Funds have a loyal group of shareholders who have been with us for years, and in many cases, decades. Thanks.

Sincerely,

Wallace R. Weitz wally@weitzfunds.com	Bradley P. Hinton brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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INTRODUCTION TO RESEARCH FUND

‘Closest to the Source’
Few phrases better capture the essence of the newly-launched Weitz Research Fund (WRESX). The Fund is managed by our team of equity analysts, the individuals who are doing the thorough, fundamental research on the companies in which we invest. At its core, the Fund shares the same philosophy, strategy and ultimate objective as all of the Weitz equity funds. From there it branches off on its own distinctive path.

Structure and Process
The portfolio management structure of the Fund is unique. Each analyst is assigned a portion of the portfolio’s assets, which we call sleeves. The four managers have sole discretion for the investment decisions within their individual sleeves, subject to several broad parameters which require conviction, encourage collaboration and drive accountability. The firm’s Director of Research helps set these parameters and provides oversight.

Conviction – The Fund’s investing style is best described as highly focused, bottom-up stock picking. Each sleeve typically holds between eight and sixteen stocks at any time.

Collaboration – The sleeve managers may invest in fully-researched companies that any team member has presented to the research group. This approach encourages idea sharing, fosters comprehensive vetting and analysis, and nurtures our collegial culture.

Accountability – Each manager has full decision rights within his individual sleeve. The Fund does not have an investment committee or rely on consensus decision-making.

Jon A. Baker, CFA, joined Weitz in 1997. He graduated from the University of Notre Dame and previously spent 4 years as an accountant at McGladrey & Pullen. Jon has a broad background in a variety of service industries.

Barton B. Hooper, CFA, joined Weitz in 2007. He graduated from the University of Missouri and received his MBA from Washington University. Barton brings to Weitz 13 years of accounting & investment management experience and a deep understanding of the Technology, Insurance, Consumer Staples and Industrials sectors.

Distinguishing Features
Research is a focused, multi-cap equity fund that invests in companies of all sizes. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds. The most notable include:

Concentration – The Fund typically owns 25 to 35 stocks. The ten largest positions often represent 50% to 65% of net assets.

Position Size - The Fund’s largest holding often represents 8% to 12% of net assets. For a position to reach this size, multiple co-managers would have to own the same stock in their individual sleeves.

Turnover - The Fund’s sleeve structure may result in higher turnover and lower tax efficiency than the other Weitz equity funds.

Risk Management – Portfolio risk is managed first at the sleeve level, second by the structural guidelines and finally by the Director of Research’s oversight.

Investment Results
Since the Fund’s launch as a private partnership on April 1, 2005, the returns have been very good. Research has outpaced the S&P 500 for the past year, 3 years, 5 years and since inception. The full performance history is shown on the facing page. While initial results do not ensure future success, the four co-managers profiled below are off to a strong start.

For more information on the Research Fund, please visit weitzfunds.com, call a client service representative at 800-304-9745 or email us at wresx@weitzfunds.com.

David A. Perkins, CFA, joined Weitz in 2004. He graduated from Taylor University and previously spent  2 ½ years as an equity analyst at McCarthy Group Asset Management. Dave adds significant expertise to the Health Care, Energy, Materials and Education sectors.

Drew S. Weitz joined Weitz in 2008. He graduated from Carleton College and previously spent 4 years at Ariel Investments. Drew’s research focuses on the Media, Retail, IT Services and Environmental Services sectors.

8           Weitz Funds

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	Since Inception
Research	30.3%	7.8%	5.7%	5.7%
S&P 500	15.1	-2.8	2.3	3.2
Russell 3000	16.9	-2.0	2.7	3.8
Russell 3000 Value	16.2	-3.9	1.5	2.5

The following table summarizes performance information for the Research Fund as compared to the S&P 500 over the periods indicated.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3%	15.1%	15.2%
Since Inception:
Cumulative Return	37.5	20.1	17.4
Avg. Annual Return	5.7	3.2	2.5

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005, through December 31, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

These performance numbers reflect the deduction of the Fund’s annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in the Initial Prospectus are 1.50% (estimated gross) and 0.90% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.
See page 4 for additional performance disclosures.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance of the Research Fund (the “Fund”) is measured from April 1, 2005, the inception of Weitz Research Fund LP (the “Partnership”). As of December 31, 2010, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

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VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Value Fund had a solid fourth calendar quarter to finish off a strong year. The Fund returned +9.7% in the quarter, compared to a +10.8% return for the S&P 500. For the calendar year, Value increased 19.9% compared to a 15.1% gain for the S&P 500. As shown in the table below, Value also posted strong 2010 results versus the Russell 1000 and Russell 1000 Value. These established, large-cap indices are reasonable supplemental yardsticks for evaluating the Fund’s longer-term performance.

Monsanto (+46%) was the largest contributor to the Fund’s quarterly results. Strong crop prices have bolstered Monsanto’s value proposition to farmers, and the fall harvest provided additional evidence that the company’s newer seeds and traits provide a yield advantage. Cable operator Comcast gained 23% as investor fears about pay television “cord cutting” eased, the broadband regulatory environment stabilized, and the pending NBC Universal transaction neared completion. Finally, chip maker Texas Instruments and integrated energy major ConocoPhillips each rose another 20% reflecting sound execution of their strategic plans.

We purchased a small new position in Southwestern Energy Company during the quarter. Southwestern is a best-in-class, low-cost natural gas producer with attractive growth prospects. The company is the dominant player in the Fayetteville shale, a large and productive gas field in Arkansas. Even at today’s low natural gas prices, Southwestern generates solid all-in returns on capital in the Fayetteville. We expect the company to profitably grow production and reserves at a healthy clip for several years in this shale play alone. In addition, Southwestern owns acreage in the Marcellus shale, valuable but non-core midstream assets and a portfolio of longer-range venture projects. While our investment thesis does not depend on it, we also think this stock provides a cheap option on higher natural gas prices over the next several years.

We were net sellers into the year-end rally. We sold AutoZone, Telephone and Data Systems and Apollo Group during the fourth quarter. AutoZone was again a profitable investment that we sold at significant gains when the stock reached our value estimate. We exited Telephone and Data Systems after a long holding period that had its ups and downs but was generally successful. We sold because of dissatisfaction with management’s stewardship of the company’s valuable wireless assets, as well as concerns about the long-term competitive dynamics in the telecom sector. Finally, we eliminated Apollo Group from the portfolio at a loss. We have focused our education investments on a few smaller companies that do not fit the Fund’s large-cap profile.

Stepping back, calendar 2010 was a year of significant portfolio activity. We tightened the Fund’s focus on larger companies without sacrificing on price, as many world-class businesses traded at discounts to their underlying values.  Texas Instruments and Aon Corporation are two examples of new holdings that have quickly become top five positions. We also bought more shares of ConocoPhillips, Accenture and Omnicare this year, making each a top ten holding. Value remains relatively concentrated, with the twenty largest positions representing more than 75% of net assets. The Fund’s residual cash position is 15% of net assets at quarter end.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Value	9.7%	19.9%	-3.2%	-0.2%	1.8%	9.1%	10.9%
S&P 500	10.8	15.1	-2.8	2.3	1.4	6.8	9.1
Russell 1000	11.2	16.1	-2.4	2.6	1.8	7.0	N/A
Russell 1000 Value	10.5	15.5	-4.4	1.3	3.3	7.6	N/A

See pages 4 and 11 for additional performance disclosures.

10           Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8

Since Inception:
Cumulative Return	1,004.7	835.2	169.5
Avg. Annual Return	10.2	9.5	0.7

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 2000, through December 31, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2010 was 19.9%, –0.2% and 1.8%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.25% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
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This page has been left blank intentionally.

12           Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Microsoft	5.3%
Texas Instruments	5.1
ConocoPhillips	5.0
Aon	4.9
Liberty Media - Interactive	4.8
Berkshire Hathaway	4.7
Omnicare	4.6
Dell	4.3
Accenture	4.1
United Parcel Service	4.1
% of Net Assets	46.9%

Industry Sectors
Information Technology	22.4%
Consumer Discretionary	13.8
Financials	12.4
Materials	9.4
Industrials	9.2
Health Care	6.3
Consumer Staples	5.8
Energy	5.7
Short-Term Securities/Other	15.0
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended December 31, 2010
Net Purchases ($mil)		Net Sales ($mil)
Aon	$7.9	Apollo Group (eliminated)	$20.7
Southwestern Energy (new)	6.1	AutoZone (eliminated)	14.0
	$14.0	Telephone & Data Systems (eliminated)	13.5
		Liberty Global	13.3
		Liberty Media - Interactive	10.1
		Other (net)	32.2
			$103.8
		Net Portfolio Sales	$89.8

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2010
Positive ($mil)		Negative ($mil)
Monsanto	$9.8	Apollo Group	$(7.6)
Texas Instruments	8.7	Berkshire Hathaway	(1.4)
ConocoPhillips	7.9	Lockheed Martin	(0.2)
Aon	7.0		$(9.2)
Comcast	6.5
Other (net)	58.1
	$98.0
Net Portfolio Gains	$88.8

weitzfunds.com          13

VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2010 • (UNAUDITED)

COMMON STOCKS — 85.0%	Shares	Value
Information Technology — 22.4%
Software & Services — 13.1%
Microsoft Corp.	1,800,000	$50,256,000
Accenture plc - CL A	800,000	38,792,000
Google, Inc. - CL A*	58,000	34,450,260
		123,498,260
Technology Hardware & Equipment — 9.3%
Texas Instruments, Inc.	1,470,000	47,775,000
Dell, Inc.*	3,000,000	40,650,000
		88,425,000
		211,923,260
Consumer Discretionary — 13.8%

Broadcasting & Cable TV — 6.2%
Comcast Corp. - CL A Special	1,426,100	29,677,141
Liberty Global, Inc. - Series C*	865,000	29,314,850
		58,991,991
Retailing — 4.8%
Liberty Media Corp. -
Interactive - Series A*	2,860,000	45,102,200
Media — 2.8%
Omnicom Group, Inc.	575,000	26,335,000
		130,429,191

	Shares	Value
Financials — 12.4%
Insurance — 9.5%
Aon Corp.	1,000,000	$46,010,000
Berkshire Hathaway, Inc. - CL B*	550,000	44,060,500
		90,070,500
Mortgage REIT’s — 2.9%
Redwood Trust, Inc.*	1,800,000	26,874,000
		116,944,500
Materials — 9.4%

Construction Materials — 4.9%
Martin Marietta Materials, Inc.	300,000	27,672,000
Vulcan Materials Co.	420,000	18,631,200
		46,303,200

Fertilizers & Agricultural Chemicals — 3.1%
Monsanto Co.	425,000	29,597,000
Industrial Gases — 1.4%
Praxair, Inc.	135,000	12,888,450
		88,788,650
Industrials — 9.2%
Transportation — 4.1%
United Parcel Service, Inc. - CL B	530,000	38,467,400
Industrial Conglomerates — 3.1%
Tyco International Ltd.	700,000	29,008,000
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	275,000	19,225,250
		86,700,650

14           Weitz Funds

	Shares	Value
Health Care — 6.3%
Health Care Equipment & Services — 6.3%
Omnicare, Inc.	1,700,000	$43,163,000
Baxter International, Inc.	325,000	16,451,500
		59,614,500
Consumer Staples — 5.8%
Hypermarkets & Super Centers — 2.8%
Wal-Mart Stores, Inc.	500,000	26,965,000
Household & Personal Products — 1.5%
The Procter & Gamble Co.	220,000	14,152,600
Food Beverage & Tobacco — 1.5%
Diageo plc - Sponsored ADR	190,000	14,122,700
		55,240,300
Energy — 5.7%
Energy — 5.7%
ConocoPhillips	700,000	47,670,000
Southwestern Energy Co.*	173,300	6,486,619
		54,156,619
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	3,535,000	—
Total Common Stocks
(Cost $705,961,577)		803,797,670

SHORT-TERM SECURITIES — 14.5%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.02%(a)	7,655,800	$7,655,800
U.S. Treasury Bills, 0.12% to 0.16%, 1/13/11 to 3/31/11(b)	$129,500,000	129,483,297

Total Short-Term Securities
(Cost $137,133,825)		137,139,097

Total Investments in Securities
(Cost $843,095,402)		940,936,767
Other Assets Less Other Liabilities — 0.5%		4,646,301
Net Assets — 100.0%		$945,583,068
Net Asset Value Per Share		$28.45

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

weitzfunds.com      15

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund had a solid fourth calendar quarter to finish off a very strong year. The Fund returned +10.7% in the quarter, compared to a +10.8% return for the S&P 500. For the calendar year, the Fund increased 27.5% compared to a 15.1% gain for the S&P 500. As shown in the table below, Partners Value also posted excellent 2010 results versus the Russell 3000 and Russell 3000 Value. These established, all-cap indices are reasonable supplemental yardsticks for evaluating the Fund’s longer-term performance.

Small-cap stocks SandRidge Energy and Coinstar were the largest contributors to the Fund’s quarterly results. SandRidge rose 29% as the company showed progress on its previously announced strategic asset sales and provided additional detail on a new project that continues its shift towards oil production. Coinstar reported strong third-quarter results at Redbox, driving the stock more than 30% higher. While we still like the business, we sold the stock after it reached our value estimate. From global consultant Accenture (+15%) to cable operator Comcast (+23%), a broad group of large-company stocks also generated healthy returns within a fairly tight range.

We purchased one new stock during the quarter. Iron Mountain is the global leader in the prosaic, but very profitable, business of storing paper-filled boxes. The company operates a large network of storage locations around the country and, increasingly, around the world. Iron Mountain receives recurring monthly fees, plus service charges for moving, accessing or destroying the documents that it stores. After years of investing aggressively in its network, the company is now reaping the cash flow benefits. Management is returning capital to shareholders via a 3% dividend yield and share repurchases. We bought this very predictable, competitively entrenched, moderately growing business for eleven times free cash flow last fall. At those levels we thought the stock offered good downside protection with substantial upside potential.

We were net sellers into the year-end rally. In addition to Coinstar, we sold Weight Watchers, Energizer Holdings, Telephone and Data Services and Apollo Group during the fourth quarter. Weight Watchers and Energizer were profitable investments that generated strong gains quickly. In contrast, we exited Telephone and Data Systems after a long holding period that had its ups and downs but was generally successful. We sold because of dissatisfaction with management’s stewardship of the company’s valuable wireless assets, as well as concerns about the long-term competitive dynamics in the telecom sector. Finally, we eliminated Apollo Group at a loss to focus our education investments on higher conviction ideas, in particular Grand Canyon Education.

Stepping back, calendar 2010 was a year of significant portfolio activity. New purchases Aon, Texas Instruments, SandRidge and Accenture are already top ten positions. Other additions highlight the Fund’s flexibility, ranging from global giants like Google and ConocoPhillips to smaller businesses with strong competitive positions such as Compass Minerals and The Knot. On balance we have tilted the portfolio towards larger and, we think, higher quality companies in recent quarters. Companies with market caps over $10 billion represent a third of net assets. Another 30% is invested in medium-sized businesses with market caps between $2.5 and $10 billion. Smaller stocks with market caps below $2.5 billion account for 16% of net assets. The Fund’s residual cash position is 22% of net assets at year end.

	Total Returns			Average Annual Total Returns
	3 Mos.	1Year	3Year	5Year	10Year	15Year	20Year	25Year
Partners Value	10.7%	27.5%	1.2%	3.0%	3.0%	10.2%	12.1%	11.4%
S&P 500	10.8	15.1	-2.8	2.3	1.4	6.8	9.1	9.9
Russell 3000	11.6	16.9	-2.0	2.7	2.2	7.0	N/A	N/A
Russell 3000 Value	10.9	16.2	-3.9	1.5	3.6	7.8	N/A	N/A

See pages 4 and 17 for additional performance disclosures.

16           Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
Since Inception:
Cumulative Return	2,513.6	1,453.2	1,060.4
Avg. Annual Return	12.5	10.4	2.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2000, through December 31, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2010 was 27.5%, 3.0% and 3.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.26% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com           17

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18           Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Omnicare	4.7%
Liberty Media - Interactive	4.3
Microsoft	4.1
Berkshire Hathaway	4.0
Dell	3.7
Aon	3.6
Texas Instruments	3.5
Redwood Trust	3.4
SandRidge Energy	3.3
Accenture	3.2
% of Net Assets	37.8%

Industry Sectors
Consumer Discretionary	22.8%
Information Technology	18.9
Financials	13.2
Health Care	7.5
Materials	7.0
Energy	6.2
Industrials	2.9
Short-Term Securities/Other	21.5
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended December 31, 2010
Net Purchases ($mil)		Net Sales ($mil)

Texas Instruments	$4.5	Coinstar (eliminated)	$17.7
Iron Mountain (new)	4.2	Apollo Group (eliminated)	9.0
Omnicare	4.0	Telephone & Data Systems (eliminated)	8.8
Aon	3.6	Weight Watchers (eliminated)	7.2
Strayer Education	0.4	Liberty Global	7.0
	$16.7	Other (net)	26.7
			$76.4
		Net Portfolio Sales	$59.7

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2010
Positive ($mil)		Negative ($mil)

SandRidge Energy	$5.2	Apollo Group	$(2.8)
Coinstar	4.7	Grand Canyon Education	(2.2)
Liberty Media - Interactive	4.3	Berkshire Hathaway	(0.9)
Texas Instruments	4.0	Strayer Education	(0.2)
Aon	3.8		$(6.1)
Other (net)	51.4
	$73.4
Net Portfolio Gains	$67.3

weitzfunds.com          19

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2010 • (UNAUDITED)

COMMON STOCKS — 78.5%	Shares	Value
Consumer Discretionary — 22.8%
Broadcasting & Cable TV — 6.3%
Liberty Global, Inc. - Series C*	600,000	$20,334,000
Comcast Corp. - CL A Special	650,000	13,526,500
Liberty Media Corp. - Starz - Series A*	160,000	10,636,800
		44,497,300
Retailing — 5.3%
Liberty Media Corp. - Interactive - Series A*	1,900,000	29,963,000
Cabela’s, Inc. - CL A*	337,454	7,339,625
		37,302,625
Media — 4.5%
Live Nation Entertainment, Inc.*	1,300,000	14,846,000
Liberty Media Corp. - Capital - Series A*	160,000	10,009,600
The Washington Post Co. - CL B	15,000	6,592,500
		31,448,100
Education Services — 3.1%
Grand Canyon Education, Inc.*	950,000	18,610,500
Strayer Education, Inc.	18,000	2,739,960
		21,350,460
Consumer Durables & Apparel — 2.0%
Mohawk Industries, Inc.* (c)	250,000	14,190,000
Consumer Services — 1.6%
Interval Leisure Group, Inc.*	700,000	11,298,000
		160,086,485

	Shares	Value
Information Technology — 18.9%
Software & Services — 11.7%
Microsoft Corp.	1,020,000	$28,478,400
Accenture plc - CL A	460,000	22,305,400
Google, Inc. - CL A*	26,000	15,443,220
ACI Worldwide, Inc.*	300,000	8,061,000
The Knot, Inc.*	800,000	7,904,000
		82,192,020
Technology Hardware & Equipment — 7.2%
Dell, Inc.*	1,900,000	25,745,000
Texas Instruments, Inc.	760,000	24,700,000
		50,445,000
		132,637,020
Financials — 13.2%

Insurance — 9.8%
Berkshire Hathaway, Inc. - CL B*	350,000	28,038,500
Aon Corp.	550,000	25,305,500
Willis Group Holdings Ltd.	300,000	10,389,000
Brown & Brown, Inc.	200,000	4,788,000
		68,521,000
Mortgage REIT’s — 3.4%
Redwood Trust, Inc.*	1,610,000	24,037,300
		92,558,300
Health Care — 7.5%
Health Care Equipment & Services — 7.5%
Omnicare, Inc.	1,300,000	33,007,000
Laboratory Corp. of America Holdings*	225,000	19,782,000
		52,789,000
Materials — 7.0%
Construction Materials — 5.0%
Eagle Materials, Inc.	550,000	15,537,500
Martin Marietta Materials, Inc.	160,000	14,758,400
Vulcan Materials Co.	100,000	4,436,000
		34,731,900
Fertilizers & Agricultural Chemicals — 1.5%
Monsanto Co.	155,000	10,794,200
Metals & Mining — 0.5%
Compass Minerals International, Inc.	40,700	3,633,289
		49,159,389

20           Weitz Funds

	Shares	Value
Energy — 6.2%
Energy — 6.2%
SandRidge Energy, Inc.*	3,200,000	$23,424,000
ConocoPhillips	300,000	20,430,000
		43,854,000
Industrials — 2.9%
Industrial Conglomerates — 2.2%
Tyco International Ltd.	365,000	15,125,600
Commercial Services & Supplies — 0.7%
Iron Mountain, Inc.	200,000	5,002,000
		20,127,600
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—
Total Common Stocks (Cost $483,368,671)		551,211,794

SHORT-TERM SECURITIES — 21.6%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.02%(a)	5,304,054	$5,304,054
U.S. Treasury Bills, 0.11% to 0.14%, 1/13/11 to 3/31/11(b)	$146,500,000	146,485,711
Total Short-Term Securities
(Cost $151,783,342)		151,789,765
Total Investments in Securities
(Cost $635,152,013)		703,001,559
Options Written — 0.0%		(70,000)
Other Liabilities in Excess of Other Assets — (0.1%)		(511,638)
Net Assets — 100.0%		$702,419,921
Net Asset Value Per Share		$20.59

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Feb. 2011 / $60	50,000	$(70,000)
Total Options Written
(premiums received $166,747)			$(70,000)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

weitzfunds.com             21

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund had a solid fourth calendar quarter to finish off a terrific year. The Fund returned +11.5% in the quarter, compared to a +10.8% return for the S&P 500. For the calendar year, the Fund increased 33.0% compared to a 15.1% gain for the S&P 500. As shown in the table below, Partners III Opportunity also posted strong 2010 results versus the Russell 3000 and Russell 3000 Value. These established, all-cap indices are reasonable supplemental yardsticks for evaluating the Fund’s longer-term performance.

SandRidge Energy and Ascent Media were the largest contributors to the Fund’s quarterly results. SandRidge rose 29% as the company showed progress on its previously announced strategic asset sales and provided additional detail on a new project that continues its shift towards oil production. Ascent Media gained 45% as the company essentially re-invented itself during the quarter. Ascent sold its media services businesses, then turned around and acquired Monitronics International, a security-monitoring company based in Dallas. We know the security service business well through our ownership of Tyco, and we have long admired the industry’s predictable, recurring revenues and cash flows. With Monitronics and $17 per share of cash on the balance sheet, we think Ascent’s management has ample resources to create additional value in the coming years.

We purchased two new stocks during the quarter. Southwestern Energy Company is a best-in-class, low-cost natural gas producer with attractive growth prospects. The company is the dominant player in the Fayetteville shale, a large and productive gas field in Arkansas. Even at today’s low natural gas prices, Southwestern generates solid all-in returns on capital in the Fayetteville. We expect the company to profitably grow production and reserves at a healthy clip for several years in this shale play alone. In addition, Southwestern owns acreage in the Marcellus shale, valuable but non-core midstream assets and a portfolio of longer-range venture projects. While our investment thesis does not depend on it, we also think this stock provides a cheap option on higher natural gas prices over the next several years.

Iron Mountain is the global leader in the prosaic, but very profitable, business of storing paper-filled boxes. The company operates a large network of storage locations around the country and, increasingly, around the world. Iron Mountain receives recurring monthly fees, plus service charges for moving, accessing or destroying the documents that it stores. After years of investing aggressively in its network, the company is now reaping the cash flow benefits. Management is returning capital to shareholders via a 3% dividend yield and share repurchases. We bought this very predictable, competitively entrenched, moderately growing business for eleven times free cash flow last fall. At those levels we thought the stock offered good downside protection with substantial upside potential.

We were net sellers into the year-end rally. We sold Coinstar, Weight Watchers and Telephone and Data Systems during the fourth quarter. Coinstar reported strong third-quarter results at Redbox, driving the stock more than 30% higher. While we still like the business, we sold the stock after it reached our value estimate. Weight Watchers was a profitable investment that generated strong gains quickly. In contrast, we exited Telephone and Data Systems after a long holding period that had its ups and downs but was generally successful. We sold because of dissatisfaction with management’s stewardship of the company’s valuable wireless assets, as well as concerns about the long-term competitive dynamics in the telecom sector.

The Fund is 75% “net long” at quarter end. Long positions are 89% of net assets, while short positions are 14% of net assets. The Fund’s short positions remain tilted to broad-based small and mid-cap stock ETF’s.

	Total Returns			Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III	11.5%	33.0%	7.4%	5.4%	7.2%	12.2%	13.8%	12.5%
S&P 500	10.8	15.1	-2.8	2.3	1.4	6.8	9.1	9.9
Russell 3000	11.6	16.9	-2.0	2.7	2.2	7.0	N/A	N/A
Russell 3000 Value	10.9	16.2	-3.9	1.5	3.6	7.8	N/A	N/A

See pages 4 and 23 for additional performance disclosures.

22          Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) as compared to the S&P 500 over the periods indicated.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
Since Inception:
Cumulative Return	3,079.6	1,453.2	1,626.4
Avg. Annual Return	13.4	10.4	3.0

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 2000, through December 31, 2010 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended December 31, 2010 was 33.0%, 5.4% and 7.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.80% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of Weitz Partners III Limited Partnership (the “Partnership”). As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com         23

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24           Weitz Funds

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Omnicare	5.6%
Texas Instruments	5.0
Liberty Media - Interactive	4.7
SandRidge Energy	4.5
Aon	4.5
Berkshire Hathaway	4.2
Ascent Media	4.0
Microsoft	3.9
ConocoPhillips	3.8
Redwood Trust	3.6
% of Net Assets	43.8%

Industry Sectors
Consumer Discretionary	31.4%
Information Technology	20.9
Financials	13.3
Energy	9.1
Health Care	8.1
Materials	3.6
Industrials	2.3
Consumer Staples	0.4
Total Long Positions	89.1
Securities Sold Short	(13.9)
Net Long Positions	75.2
Short Proceeds/Other	24.8
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended December 31, 2010
Net Purchases ($mil)		Net Sales ($mil)
Ascent Media	$3.8	Coinstar (eliminated)	$8.1
Southwestern Energy (new)	2.8	Liberty Media - Starz	4.3
Omnicare	2.3	ACI Worldwide	4.1
Iron Mountain (new)	2.1	Weight Watchers (eliminated)	3.6
Aon	1.9	Cabela’s	3.3
	$12.9	Other (net)	10.8
			$34.2
		Net Portfolio Sales	$21.3

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2010
Positive ($mil)		Negative ($mil)
Ascent Media	$4.1	Short Positions (ETFs)	$(4.7)
SandRidge Energy	3.7	Grand Canyon Education	(1.1)
Texas Instruments	3.2	Apollo Group	(0.8)
Liberty Media - Interactive	2.5	Berkshire Hathaway	(0.5)
Aon	2.4		$(7.1)
Other (net)	28.1
	$44.0
Net Portfolio Gains	$36.9

weitzfunds.com        25

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2010 • (UNAUDITED)

COMMON STOCKS — 89.1%	Shares	Value
Consumer Discretionary — 31.4%
Broadcasting & Cable TV — 10.3%
Liberty Global, Inc. - Series C* (a)	372,938	$12,638,869
Discovery Communications, Inc. - CL C* (a)	340,000	12,474,600
Liberty Media Corp. -Starz - Series A*	95,000	6,315,600
Cumulus Media, Inc. - CL A*	1,340,000	5,775,400
		37,204,469
Media — 9.9%
Ascent Media Corp. - CL A*	375,000	14,535,000
Liberty Media Corp. -Capital - Series A* (a)	170,000	10,635,200
Live Nation Entertainment, Inc.*	925,000	10,563,500
		35,733,700
Retailing — 5.5%
Liberty Media Corp. -Interactive - Series A* (a)	1,075,000	16,952,750
Cabela’s, Inc. - CL A* (a)	134,900	2,934,075
		19,886,825
Education Services — 2.6%
Grand Canyon Education, Inc.*	480,000	9,403,200
Consumer Durables & Apparel — 1.6%
Mohawk Industries, Inc.*	100,000	5,676,000
Consumer Services — 1.5%
Interval Leisure Group, Inc.*	320,000	5,164,800
		113,068,994

	Shares	Value
Information Technology — 20.9%
Software & Services — 12.4%
Microsoft Corp.	500,000	$13,960,000
Accenture plc - CL A	195,000	9,455,550
Google, Inc. - CL A* (a)	12,000	7,127,640
The Knot, Inc.*	680,000	6,718,400
ACI Worldwide, Inc.*	166,200	4,465,794
Intelligent Systems Corp.* # †	2,270,000	2,928,300
		44,655,684
Technology Hardware & Equipment — 8.5%
Texas Instruments, Inc.	550,000	17,875,000
Dell, Inc.* (a)	921,310	12,483,750
Continental Resources* #	700	280,000
		30,638,750
		75,294,434
Financials — 13.3%
Insurance — 9.7%
Aon Corp.	350,000	16,103,500
Berkshire Hathaway, Inc. - CL B* (a)	190,000	15,220,900
Willis Group Holdings Ltd.	100,000	3,463,000
		34,787,400

Mortgage REIT’s — 3.6%
Redwood Trust, Inc.* (a)	870,000	12,989,100
		47,776,500
Energy — 9.1%
Energy — 9.1%
SandRidge Energy, Inc.*	2,200,000	16,104,000
ConocoPhillips(a)	200,000	13,620,000
Southwestern Energy Co.*	80,000	2,994,400
		32,718,400

26           Weitz Funds

	Shares	Value
Health Care — 8.1%
Health Care Equipment & Services — 8.1%
Omnicare, Inc.(a)	800,000	$20,312,000
Laboratory Corp. of America Holdings* (a)	100,000	8,792,000
		29,104,000
Materials — 3.6%
Construction Materials — 3.6%
Martin Marietta Materials, Inc.(a)	80,000	7,379,200
Eagle Materials, Inc.	200,000	5,650,000
		13,029,200
Industrials — 2.3%
Industrial Conglomerates — 1.6%
Tyco International Ltd.	140,000	5,801,600
Commercial Services & Supplies — 0.7%
Iron Mountain, Inc.	100,000	2,501,000
		8,302,600
Consumer Staples — 0.4%
Household & Personal Products — 0.4%
Energizer Holdings, Inc.*	20,000	1,458,000
Total Common Stocks
(Cost $247,611,772)		320,752,128

PUT OPTIONS* — 0.0%	Expiration date/ Strike price	Shares subject to option	Value
Put Options
Ishares Russell 2000 Fund	Jan. 2011 / $74	10,000	4,400
(premiums paid $35,250)

SHORT-TERM SECURITIES — 10.1%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.02%(b)
(Cost $36,424,302)	36,424,302	$36,424,302
Total Investments in Securities
(Cost $284,071,324)		357,180,830
Due From Broker(a) — 14.5%		52,421,492
Securities Sold Short — (13.9%)		(50,150,570)
Options Written — 0.0%		(49,650)
Other Assets Less Other Liabilities — 0.2%		783,466
Net Assets — 100.0%		$360,185,568
Net Asset Value Per Share		$11.64

SECURITIES SOLD SHORT — (13.9%)
Discovery Communications, Inc. - CL A	373,100	$(15,558,270)
Ishares Russell 2000 Fund	220,000	(17,210,600)
Ishares Russell 2000 Value Fund	130,000	(9,241,700)
Ishares Russell Midcap Fund	80,000	(8,140,000)
Total Securities Sold Short
(proceeds $49,526,910)		$(50,150,570)

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Ishares Russell 2000 Fund	Jan. 2011 / $74	10,000	$(49,650)
Total Options Written
(premiums received $27,550)			$(49,650)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at December 31, 2010.

weitzfunds.com       27

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund had a solid fourth calendar quarter to finish off a terrific year. The Fund returned +12.5% in the quarter, compared to a +10.8% return for the S&P 500. For the calendar year, the Fund increased 38.7% compared to a 15.1% gain for the S&P 500. As shown in the table below, Hickory also posted strong 2010 results versus the Russell 2500 and Russell 2500 Value. These established, small-mid cap indices are reasonable supplemental yardsticks for evaluating the Fund’s longer-term performance.

SandRidge Energy and Ascent Media were the largest contributors to the Fund’s quarterly results. SandRidge rose 29% as the company showed progress on its previously announced strategic asset sales and provided additional detail on a new project that continues its shift towards oil production. Ascent Media gained 45% as the company essentially re-invented itself during the quarter. Ascent sold its media services businesses, then turned around and acquired Monitronics International, a security-monitoring company based in Dallas. We know the security service business well through our ownership of Tyco, and we have long admired the industry’s predictable, recurring revenues and cash flows. With Monitronics and $17 per share of cash on the balance sheet, we think Ascent’s management has ample resources to create additional value in the coming years.

Iron Mountain was our largest purchase during the quarter. Iron Mountain is the global leader in the prosaic, but very profitable, business of storing paper-filled boxes. The company operates a large network of storage locations around the country and, increasingly, around the world. Iron Mountain receives recurring monthly fees, plus service charges for moving, accessing or destroying the documents that it stores. After years of investing aggressively in its network, the company is now reaping the cash flow benefits. Management is returning capital to shareholders via a 3% dividend yield and share repurchases. We bought this very predictable, competitively entrenched, moderately growing business for eleven times free cash flow last fall. At those levels we thought the stock offered good downside protection with substantial upside potential.

We were net sellers into the year-end rally. We sold Coinstar, Weight Watchers and Telephone and Data Systems during the fourth quarter. Coinstar reported strong third-quarter results at Redbox, driving the stock more than 30% higher. While we still like the business, we sold the stock after it reached our value estimate. Weight Watchers was a profitable investment that generated strong gains quickly. In contrast, we exited Telephone and Data Systems after a long holding period that had its ups and downs but was generally successful. We sold because of dissatisfaction with management’s stewardship of the company’s valuable wireless assets, as well as concerns about the long-term competitive dynamics in the telecom sector.

Stepping back, calendar 2010 was a year of significant portfolio activity. The Hickory Fund invests in a subset of our firm’s best smaller company ideas, and our team found many qualifying securities over the past twelve months. SandRidge Energy and Ascent Media are two examples of new holdings that have quickly become top five positions. In all, sixteen of Hickory’s 41 stocks are new to the portfolio this year. These companies are not clustered in any one area. In fact, they represent a fairly broad cross-section of industries across eight of the ten major sectors. Hickory remains relatively concentrated, with the ten largest positions accounting for 42% of net assets. The Fund’s residual cash is 24% of net assets at quarter end.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	12.5%	38.7%	3.4%	3.4%	3.7%	9.8%
S&P 500	10.8	15.1	-2.8	2.3	1.4	6.8
Russell 2500	14.9	26.7	2.5	4.9	7.0	9.3
Russell 2500 Value	13.8	24.8	2.7	3.9	8.5	10.4

See pages 4 and 29 for additional performance disclosures.

28       Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
Since Inception:
Cumulative Return	469.9	292.5	177.4
Avg. Annual Return	10.3	8.0	2.3

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2000, through December 31, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2010 was 38.7%, 3.4% and 3.7%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.33% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com       29

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30       Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Omnicare	5.6%
SandRidge Energy	5.2
Liberty Media - Interactive	5.0
Aon	4.2
Ascent Media	4.0
Redwood Trust	3.8
Liberty Global	3.6
Laboratory Corp. of America	3.6
Liberty Media - Capital	3.4
Live Nation Entertainment	3.2
% of Net Assets	41.6%

Industry Sectors
Consumer Discretionary	34.5%
Financials	11.2
Health Care	9.7
Materials	6.2
Energy	5.2
Information Technology	4.4
Consumer Staples	2.1
Industrials	1.7
Telecommunication Services	1.0
Short-Term Securities/Other	24.0
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended December 31, 2010
Net Purchases ($mil)		Net Sales ($mil)
Iron Mountain (new)	$4.2	Coinstar (eliminated)	$7.1
Ascent Media	1.8	Weight Watchers (eliminated)	6.3
SAIC (new)	1.6	ACI Worldwide	4.7
Skechers U.S.A. (new)	1.5	Energizer Holdings	3.7
Aon	1.2	Cabela’s	3.5
	$10.3	Other (net)	9.9
			$35.2
		Net Portfolio Sales	$24.9

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2010
Positive ($mil)		Negative ($mil)
SandRidge Energy	$3.6	Grand Canyon Education	$(1.0)
Ascent Media	3.4	Skechers U.S.A.	(0.1)
Liberty Media - Interactive	2.1		$(1.1)
Aon	1.9
Coinstar	1.9
Other (net)	20.7
	$33.6
Net Portfolio Gains	$32.5

weitzfunds.com         31

HICKORY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2010 • (UNAUDITED)

COMMON STOCKS — 76.0%	Shares	Value
Consumer Discretionary — 34.5%
Media — 11.2%
Ascent Media Corp. - CL A*	304,000	$11,783,040
Liberty Media Corp. - Capital - Series A*	160,000	10,009,600
Live Nation Entertainment, Inc.*	825,000	9,421,500
The Washington Post Co. - CL B	4,000	1,758,000
		32,972,140
Broadcasting & Cable TV — 7.5%
Liberty Global, Inc. - Series C*	316,000	10,709,240
Liberty Media Corp. -
Starz - Series A*	80,000	5,318,400
Knology, Inc.*	200,000	3,126,000
Cumulus Media, Inc. - CL A*	560,000	2,413,600
CIBL, Inc.#	1,005	608,025
		22,175,265
Retailing — 6.0%
Liberty Media Corp. -
Interactive - Series A*	930,000	14,666,100
Cabela’s, Inc. - CL A*	134,900	2,934,075
		17,600,175
Consumer Durables & Apparel — 4.5%
Mohawk Industries, Inc.*(c)	160,000	9,081,600
Iconix Brand Group, Inc.*	150,000	2,896,500
Skechers U.S.A., Inc. - CL A*	70,000	1,400,000
		13,378,100
Education Services — 3.4%
Grand Canyon Education, Inc.*	430,000	8,423,700
Strayer Education, Inc.	10,000	1,522,200
		9,945,900
Consumer Services — 1.9%
Interval Leisure Group, Inc.*	350,000	5,649,000
		101,720,580

	Shares	Value
Financials — 11.2%
Insurance — 6.6%
Aon Corp.	270,000	$12,422,700
Brown & Brown, Inc.	150,000	3,591,000
Willis Group Holdings Ltd.	100,000	3,463,000
		19,476,700
Mortgage REIT’s — 3.8%
Redwood Trust, Inc.*	750,000	11,197,500
Investment Banking & Brokerage — 0.5%
TD Ameritrade Holding Corp.*	80,000	1,519,200
Thrifts & Mortgage Finance — 0.2%
Tree.com, Inc.*	60,000	566,400
Real Estate Services — 0.1%
Kennedy-Wilson Holdings, Inc.*	30,000	299,700
Kennedy-Wilson Holdings, Inc. - Warrants, expiration date 11/14/14*	10,000	15,000
		314,700
		33,074,500
Health Care — 9.7%
Health Care Equipment & Services — 9.2%
Omnicare, Inc.	650,000	16,503,500
Laboratory Corp. of America Holdings*	120,000	10,550,400
		27,053,900
Managed Health Care — 0.5%
eHealth, Inc.*	100,000	1,419,000
		28,472,900

32               Weitz Funds

	Shares	Value
Materials — 6.2%
Construction Materials — 5.1%
Martin Marietta Materials, Inc.	80,000	$7,379,200
Eagle Materials, Inc.	210,000	5,932,500
Vulcan Materials Co.	40,000	1,774,400
		15,086,100
Metals & Mining — 1.1%
Compass Minerals International, Inc.	35,000	3,124,450
		18,210,550
Energy — 5.2%
Energy — 5.2%
SandRidge Energy, Inc.*	2,100,000	15,372,000
Information Technology — 4.4%
Software & Services — 4.1%
The Knot, Inc.*	630,000	6,224,400
ACI Worldwide, Inc.*	156,200	4,197,094
SAIC, Inc.*	100,000	1,586,000
		12,007,494
Technology Hardware & Equipment — 0.3%
FLIR Systems, Inc.*	30,000	892,500
		12,899,994
Consumer Staples — 2.1%
Household & Personal Products — 2.1%
Prestige Brands Holdings, Inc.*	280,000	3,346,000
Energizer Holdings, Inc.*	40,000	2,916,000
		6,262,000
Industrials — 1.7%
Commercial Services & Supplies — 1.7%
Iron Mountain, Inc.	200,000	5,002,000

	Shares	Value
Telecommunication Services — 1.0%
Telecommunication Services — 1.0%
LICT Corp.* #	1,005	$2,663,250
ICTC Group, Inc. - CL A* #	13,065	146,328
		2,809,578
Total Common Stocks
(Cost $179,707,377)		223,824,102

SHORT-TERM SECURITIES — 23.8%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.02%(a)	2,776,203	2,776,203
U.S. Treasury Bills, 0.12% to 0.13%, 1/13/11 to 2/17/11(b)	$67,500,000	67,496,084
Total Short-Term Securities
(Cost $70,269,472)		70,272,287
Total Investments in Securities
(Cost $249,976,849)		294,096,389
Options Written — 0.0%		(42,000)
Other Assets Less Other Liabilities — 0.2%		626,790
Net Assets — 100.0%		$294,681,179
Net Asset Value Per Share		$37.98

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Feb. 2011 / $60	30,000	$(42,000)
Total Options Written
(premiums received $100,048)			$(42,000)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

weitzfunds.com             33

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund had a solid quarter to finish off a strong year. The Fund returned +7.2% in the quarter, compared to a +5.9% return for the Blended Index. For the calendar year, the Fund increased 15.7% compared to an 11.4% gain for the Blended Index.

Monsanto (+46%) was the largest contributor to the Fund’s quarterly results. Strong crop prices have bolstered Monsanto’s value proposition to farmers, and the fall harvest provided additional evidence that the company’s newer seeds and traits provide a yield advantage. Coinstar reported strong third-quarter results at Redbox, driving the stock more than 30% higher. While we still like the business, we sold the stock after it reached our value estimate. Finally, insurance brokers Aon (+18%), Brown & Brown (+19%) and Willis Group (+13%) posted good returns despite challenging industry conditions. We think the outlook for all three remains bright.

We bought three new stocks during the quarter. Iron Mountain and Republic Services are terrific companies that we have owned before. Iron Mountain is the global leader in the prosaic, but very profitable, business of storing paper-filled boxes. Republic Services is the second largest waste collection and disposal company in the United States. Both are predictable, competitively entrenched, physical network businesses that generate significant free cash flows. Both have highly capable, shareholder-friendly management teams. Both pay solid dividends and are buying back stock. Finally, both have the potential to grow per share value at a healthy rate over the coming years.

Southwestern Energy Company is a best-in-class, low-cost natural gas producer with attractive growth prospects. The company is the dominant player in the Fayetteville shale, a large and productive gas field in Arkansas. Even at today’s low natural gas prices, Southwestern generates solid all-in returns on capital in the Fayetteville. We expect the company to profitably grow production and reserves at a rapid clip for several years in this shale play alone. In addition, Southwestern owns acreage in the Marcellus shale, valuable but non-core midstream assets and a portfolio of longer-range venture projects. While our investment thesis does not depend on it, we also think this stock provides a cheap option on higher natural gas prices over the next several years.

We were net sellers into the year-end rally. In addition to Coinstar, we sold Interval Leisure, Liberty Media – Starz and Apollo Group. Interval is a leading provider of vacation membership services that we bought near the depths of the recession. Starz operates a collection of premium cable television channels. Both investments delivered high returns quickly, and we would own the companies again at the right price. Finally, we eliminated Apollo Group at a loss to focus our education investments on higher conviction ideas, in particular Grand Canyon Education.

The Fund’s equity weighting is 60% at quarter end. Corporate bonds represent 9% of net assets, while mortgage-backed securities (MBS) account for another 6% of net assets. We did not purchase any bonds in the fourth quarter, and the Fund’s residual cash position approached 25% of net assets. As a reminder, our bond portfolio is designed first to preserve capital. We remain wary of the interest rate risk in longer-dated bonds at today’s price levels. As a result, we have kept the Fund’s average maturity very short at one year. There will be opportunities to buy bonds again at bargain prices. When that time comes, we are well positioned to take advantage.

	Total Returns		Average Annual Total Returns
					Since
	3 Mos.	1 Year	3 Year	5 Year	Inception
Balanced Fund	7.2%	15.7%	2.9%	3.4%	4.7%
Blended Index	5.9	11.4	0.5	3.6	5.0
S&P 500	10.8	15.1	-2.8	2.3	5.4
Barclays Intermediate Credit	-1.4	5.9	5.4	5.5	4.4

See page 4 for additional performance disclosures.

34         Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Microsoft	3.2%
Omnicare	2.8
Accenture	2.5
Aon	2.5
United Parcel Service	2.4
Grand Canyon Education	2.4
Laboratory Corp. of America	2.4
Martin Marietta Materials	2.3
Dell	2.1
Wal-Mart	2.0
% of Net Assets	24.6%

Industry Sectors
Consumer Discretionary	11.4%
Information Technology	11.3
Materials	9.0
Financials	8.8
Health Care	6.2
Industrials	5.6
Consumer Staples	4.6
Energy	3.6
Total Common Stocks	60.5
Short-Term Securities/Other	24.2
Corporate Bonds	9.3
Mortgage-Backed Securities	5.6
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	39.5
Net Assets	100.0%

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2010
Positive (000’s)		Negative (000’s)
Monsanto	$511	Apollo Group	$(242)
Microsoft	341	Grand Canyon Education	(204)
Martin Marietta Materials	328	Berkshire Hathaway	(36)
Aon	310	Strayer Education	(19)
Coinstar	293	Liberty Media - Starz	(14)
Other (net)	4,427		$(515)
	$6,210
Net Portfolio Gains	$5,695

weitzfunds.com         35

BALANCED FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2010 • (UNAUDITED)

COMMON STOCKS — 60.5%	Shares	Value
Consumer Discretionary — 11.4%
Retailing — 3.5%
Liberty Media Corp. - Interactive - Series A*	100,000	$1,577,000
Target Corp.	12,500	751,625
Cabela’s, Inc. - CL A*	22,500	489,375
		2,818,000
Education Services — 3.3%
Grand Canyon Education, Inc.*	100,000	1,959,000
Strayer Education, Inc.	5,000	761,100
		2,720,100
Media — 2.0%
Omnicom Group, Inc.	30,000	1,374,000
Live Nation Entertainment, Inc.*	25,000	285,500
		1,659,500
Broadcasting & Cable TV — 1.5%
Comcast Corp. - CL A Special	60,000	1,248,600
Consumer Durables & Apparel — 1.1%
Mohawk Industries, Inc.*	15,000	851,400
		9,297,600
Information Technology — 11.3%
Software & Services — 6.8%
Microsoft Corp.	95,000	2,652,400
Accenture plc - CL A	42,500	2,060,825
Google, Inc. - CL A*	1,500	890,955
		5,604,180
Technology Hardware & Equipment — 4.5%
Dell, Inc.*	125,000	1,693,750
Texas Instruments, Inc.	32,500	1,056,250
FLIR Systems, Inc.*	30,000	892,500
		3,642,500
		9,246,680

	Shares	Value
Materials — 9.0%
Construction Materials — 4.6%
Martin Marietta Materials, Inc.	20,000	$1,844,800
Eagle Materials, Inc.	40,000	1,130,000
Vulcan Materials Co.	17,500	776,300
		3,751,100
Industrial Gases — 1.8%
Praxair, Inc.	15,000	1,432,050
Fertilizers & Agricultural Chemicals — 1.5%
Monsanto Co.	18,000	1,253,520
Metals & Mining — 1.1%
Compass Minerals International, Inc.	10,000	892,700
		7,329,370
Financials — 8.8%
Insurance — 6.9%
Aon Corp.	44,000	2,024,440
Willis Group Holdings Ltd.	35,000	1,212,050
Berkshire Hathaway, Inc. - CL B*	15,000	1,201,650
Brown & Brown, Inc.	50,000	1,197,000
		5,635,140
Mortgage REIT’s — 1.9%
Redwood Trust, Inc.*	105,000	1,567,650
		7,202,790
Health Care — 6.2%
Health Care Equipment & Services — 6.2%
Omnicare, Inc.	90,000	2,285,100
Laboratory Corp. of America Holdings*	22,000	1,934,240
Baxter International, Inc.	17,500	885,850
		5,105,190

36           Weitz Funds

	Shares	Value
Industrials — 5.6%
Transportation — 2.4%
United Parcel Service, Inc. - CL B	27,500	$1,995,950
Commercial Services & Supplies — 2.2%
Iron Mountain, Inc.	37,500	937,875
Republic Services, Inc.	27,500	821,150
		1,759,025
Aerospace & Defense — 1.0%
Lockheed Martin Corp.	12,000	838,920
		4,593,895
Consumer Staples — 4.6%
Hypermarkets & Super Centers — 2.0%
Wal-Mart Stores, Inc.	30,000	1,617,900
Food Beverage & Tobacco — 1.8%
Diageo plc - Sponsored ADR	20,000	1,486,600
Household & Personal Products — 0.8%
The Procter & Gamble Co.	10,000	643,300
		3,747,800
Energy — 3.6%
Energy — 3.6%
ConocoPhillips	20,000	1,362,000
Apache Corp.	5,000	596,150
EOG Resources, Inc.	5,000	457,050
Devon Energy Corp.	3,500	274,785
Southwestern Energy Co.*	7,000	262,010
		2,951,995
Total Common Stocks
(Cost $40,908,264)		49,475,320

CORPORATE BONDS — 9.3%	Principal amount	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	$732,901
Comcast Corp.
6.5% 1/15/15	300,000	341,925
4.95% 6/15/16	193,000	208,188
Dell, Inc.
5.625% 4/15/14	250,000	276,279
Host Hotels & Resorts LP
6.875% 11/01/14	500,000	517,500
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	107,123
Level 3 Financing, Inc.
9.25% 11/01/14	750,000	748,125
Liberty Media LLC
5.7% 5/15/13	750,000	776,250
Markel Corp.
6.8% 2/15/13	500,000	529,919
Mohawk Industries, Inc.
6.5% 1/15/11	400,000	401,000
QVC, Inc.
7.125% 4/15/17(d)	400,000	421,000
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	265,504
7.5% 4/01/14	120,000	137,717
USG Corp.
6.3% 11/15/16	800,000	704,000
Valmont Industries, Inc.
6.875% 5/01/14	350,000	358,750
WellPoint, Inc.
6.0% 2/15/14	250,000	278,059
Wells Fargo & Co.
4.375% 1/31/13	750,000	794,083
Total Corporate Bonds
(Cost $6,796,048)		7,598,323

weitzfunds.com       37

BALANCED FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

MORTGAGE- BACKED SECURITIES — 5.6%(c)	Principal amount	Value
Federal Home Loan Mortgage Corporation — 2.3%
Collateralized Mortgage Obligations — 2.3%
2975 CL OD — 5.5% 2027 (0.1 years)	$361,300	$362,065
2945 CL PC — 5.5% 2028 (0.2 years)	170,856	172,070
3200 CL AD — 5.5% 2029 (0.4 years)	115,052	116,953
R001 CL AE — 4.375% 2015 (0.6 years)	118,870	121,246
2831 CL AB — 5.0% 2018 (1.1 years)	103,608	107,716
2542 CL LD — 5.0% 2022 (1.2 years)	299,069	311,952
2926 CL AB — 5.0% 2019 (1.3 years)	281,352	293,151
2627 CL LE — 3.0% 2017 (1.5 years)	356,138	364,730
		1,849,883
Federal National Mortgage Association — 2.8%
Collateralized Mortgage Obligations — 2.4%
2003-4 CL PD — 5.0% 2016 (0.2 years)	79,824	80,130
2005-59 CL PB — 5.5% 2028 (0.6 years)	473,956	485,798
2003-83 CL VA — 5.5% 2014 (0.7 years)	175,540	180,802
2002-91 CL QG — 5.0% 2018 (2.4 years)	637,885	682,100
2003-9 CL DB — 5.0% 2018 (2.9 years)	500,000	540,125
		1,968,955
Pass-Through Securities — 0.4%
995755 — 4.5% 2024 (3.1 years)	338,874	355,500
		2,324,455
Non-Government Agency — 0.5%
Collateralized Mortgage Obligations — 0.5%
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (0.7 years)(d)	265,775	270,710
Chase 2004-S1 CL A6 — 4.5% 2019
(2.3 years)	193,531	178,614
		449,324
Total Mortgage-Backed Securities
(Cost $4,452,834)		4,623,662

TAXABLE MUNICIPAL BONDS — 0.4%	Principal amount or shares	Value
University of California 4.85% 5/15/13
(Cost $299,002)	$300,000	$323,514

SHORT-TERM SECURITIES — 23.9%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.02%(a)	544,526	544,526
U.S. Treasury Bills, 0.12% to 0.16%,
1/13/11 to 3/31/11(b)	$19,000,000	18,997,794
Total Short-Term Securities
(Cost $19,541,340)		19,542,320
Total Investments in Securities
(Cost $71,997,488)		81,563,139
Other Assets Less Other Liabilities — 0.3%		260,796
Net Assets — 100.0%		$81,823,935
Net Asset Value Per Share		$11.35

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

38          Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +4.7% for the 12 months ended December 31, compared to a +5.9% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the fourth calendar quarter the Short-Intermediate Income Fund returned +0.0%, compared to a -1.4% return for the BCIGC.

U.S. Treasury bond prices declined in the fourth quarter amid evidence of economic improvement, fears of rising inflation and the prospect of continued heavy supply of Treasury bonds to finance our gaping deficit. Yields for longer-term Treasury bonds rose as much as 50 basis points (1/2 percent) causing the yield curve, the difference between short-term and long-term interest rates, to steepen in the quarter. The rise in Treasury bond yields, the base rates upon which all other bonds are priced, offset continued strength in other areas of the credit markets. As a result, many bond investors suffered negative returns in the quarter as price declines exceeded interest income.

Corporate bonds and other credit sensitive securities performed reasonably well in the fourth quarter in spite of the rising Treasury interest rate environment. The best credit returns were experienced by lower quality (high yield) bonds, as they are more correlated to solid company-specific financial performance and a strong stock market tailwind than to changes in Treasury interest rates. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) compiled by Bank of America Merrill Lynch fell to 166 basis points as of December 31, down 18 basis points in the fourth quarter (a basis point represents one one-hundredth of a percentage point).

Principal contributors to our Fund’s results in the quarter came from our small position (less than 2%) in common stocks and many of our non-investment grade holdings. Our common stock investment in Redwood Trust, a seasoned investor in residential real estate, contributed the most to Fund performance during the quarter. Our non-investment grade investments, about 10% of Fund net assets, continued to perform well. Mohawk Industries, Expedia, Leucadia National Corporation, Omnicare, Liberty Media, QVC, and Level 3 Financing bonds experienced solid price appreciation, supplementing their already strong interest income cash flows. Our corporate bond weighting declined modestly in the quarter to 33% at quarter end from 34% at September 30.

Principal detractors to Fund results came from two primary segments; the highest quality bonds and those with a maturity greater than 5 years. Our small exposure (approximately 6%) to U.S. Treasury bonds was the principal decliner during the quarter. Other detractors included the 5 to 8-year bonds of Berkshire Hathaway, JP Morgan, Washington Post, and Willis Group Holdings, which declined in price as interest rates rose.

Investment activity was balanced in the quarter as we selectively added to most segments of our portfolio (corporate bonds, mortgage-backed securities, agency step-up bonds and our small common equity position mentioned above) as we identified securities with

weitzfunds.com            39

favorable risk/reward characteristics over our extended investment horizon.

Overall portfolio metrics were unchanged during the quarter with the average maturity remaining at 3.4 years and average duration of 2.2 years. Sector weightings were mostly unchanged during the quarter. The overall credit quality of our portfolio remains high with approximately 64% of the portfolio invested in AAA-rated securities, U.S. Treasury, U.S. Government Agency-guaranteed MBS and cash.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short-Intermediate Income Fund	4.7%	5.9%	5.6%	5.1%	5.4%	5.9%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	5.9	5.4	5.5	5.5	5.7	6.4
1-5 Year U.S. Government/Credit	4.1	4.6	5.1	4.9	5.3	5.9
1-3 Year U.S. Government/Credit	2.8	3.9	4.5	4.3	4.9	5.4

See page 4 for additional performance disclosures.

40         Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	6.4%
U.S. Government Agency Mortgage Related Securities	33.8
Aaa/AAA	5.5
Aa/AA	4.4
A/A	4.3
Baa/BBB	15.9
Ba/BB	7.7
B/B	1.9
Caa/CCC	0.6
Common Stocks	1.5
Short-Term Securities/Other	18.0
Net Assets	100.0%

Sector Breakdown
Mortgage-Backed Securities	34.7%
Corporate Bonds	33.4
Short-Term Securities/Other	18.0
U.S. Treasury	6.4
Government Agency	4.6
Common Stocks	1.5
Taxable Municipal Bonds	1.4
Net Assets	100.0%

Financial Attributes

Average Maturity	3.4 years
Average Duration	2.2 years
Average Coupon	4.0%
30-Day SEC Yield at 12-31-10	1.7%

Maturity Distribution

Short-Term Securities/Other	18.0%
Less than 1 Year	5.9
1 to 3 Years	28.7
3 to 5 Years	23.7
5 to 7 Years	14.8
7 to 10 Years	7.3
10 Years or more	0.1
Common Stocks	1.5
Net Assets	100.0%

weitzfunds.com          41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2010 • (UNAUDITED)

CORPORATE BONDS — 33.4%	Principal amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$2,000,000	$2,140,150
Credit Corp. 7.3% 8/20/13	3,260,000	3,675,780
FSB Bank 5.55% 10/17/12	1,609,000	1,721,751
FSB Bank 6.0% 9/13/17	2,500,000	2,789,883
8.125% 5/20/19	1,000,000	1,246,185
Anheuser-Busch InBev
4.125% 1/15/15	6,000,000	6,325,164
Aon Corp.
7.375% 12/14/12	10,879,000	11,853,671
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,376,668
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,065,544
4.6% 5/15/13	3,000,000	3,228,744
4.625% 10/15/13	2,129,000	2,313,467
4.85% 1/15/15	1,500,000	1,641,905
5.4% 5/15/18	5,000,000	5,493,710
Boston Properties LP
5.625% 4/15/15	2,000,000	2,189,048
5.875% 10/15/19	4,000,000	4,345,284
Comcast Corp.
10.625% 7/15/12	2,000,000	2,266,644
6.5% 1/15/15	2,081,000	2,371,820
4.95% 6/15/16	675,000	728,120
5.15% 3/01/20	3,000,000	3,156,792
Dell, Inc.
5.625% 4/15/14	1,250,000	1,381,395
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,117,549
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,133,344
6.375% 6/15/15	8,000,000	8,310,000
7.625% 5/15/16	7,000,000	7,769,860
Expedia, Inc.
7.456% 8/15/18	13,000,000	14,885,000
5.95% 8/15/20	1,000,000	1,010,000
FiServ, Inc.
3.125% 10/01/15	1,000,000	991,264
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,345,800
Host Hotels & Resorts LP
6.875% 11/01/14	5,000,000	5,175,000
JP Morgan Chase & Co.
5.35% 2/01/12 (Bear Stearns Co., Inc.)	2,000,000	2,093,384
4.75% 5/01/13	1,900,000	2,035,333
5.15% 10/01/15	5,500,000	5,823,015
2.6% 1/15/16	10,000,000	9,714,040
6.3% 4/23/19	2,500,000	2,850,318

	Principal amount	Value
Kraft Foods, Inc.
2.625% 5/08/13	$1,000,000	$1,029,002
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,236,890
Leucadia National Corp.
7.125% 3/15/17	9,000,000	9,315,000
Level 3 Financing, Inc.
9.25% 11/01/14	2,000,000	1,995,000
Liberty Media LLC
5.7% 5/15/13	11,240,000	11,633,400
Markel Corp.
6.8% 2/15/13	15,555,000	16,485,780
7.125% 9/30/19	4,566,000	4,966,388
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,070,008
MetLife, Inc.
2.375% 2/06/14	1,000,000	1,005,489
Mohawk Industries, Inc.
6.5% 1/15/11	13,695,000	13,729,238
6.875% 1/15/16	18,905,000	20,370,137
News America Holdings
9.25% 2/01/13	2,222,000	2,562,077
Omnicare, Inc.
6.125% 6/01/13	11,793,000	11,910,930
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,810,264
QVC, Inc.
7.125% 4/15/17(d)	6,600,000	6,946,500
7.5% 10/01/19(d)	4,000,000	4,230,000
Republic Services, Inc. (Allied Waste)
7.125% 5/15/16	16,545,000	17,536,509
6.875% 6/01/17	3,050,000	3,359,380
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	5,345,535
Target Corp.
8.6% 1/15/12	3,000,000	3,204,159
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,124,030
7.5% 4/01/14	1,700,000	1,950,998
Time Warner, Inc.
3.15% 7/15/15	500,000	508,542
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	190,654
USG Corp.
6.3% 11/15/16	5,000,000	4,400,000
Valmont Industries, Inc.
6.875% 5/01/14	6,240,000	6,396,000

42           Weitz Funds

	Principal amount	Value
Vornado Realty Trust
4.25% 4/01/15	$9,315,000	$9,412,584
Washington Post Co.
7.25% 2/01/19	3,500,000	3,986,332
WellPoint, Inc.
5.0% 1/15/11	1,000,000	1,001,062
6.0% 2/15/14	2,000,000	2,224,472
Wells Fargo & Co.
4.375% 1/31/13	4,000,000	4,235,108
3.75% 10/01/14	6,000,000	6,268,770
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,442,923
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,077,960
Willis North America, Inc.
6.2% 3/28/17	13,576,000	13,967,993
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	7,500,000	7,665,202
3.7% 6/30/14(d)	7,500,000	7,731,720
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,056,310
Total Corporate Bonds
(Cost $345,206,992)		361,947,978

MORTGAGE-BACKED SECURITIES — 34.7%(c)
Federal Home Loan Mortgage Corporation — 12.7%
Collateralized Mortgage Obligations — 6.1%
2743 CL HC — 4.5% 2015 (0.0 years)	112,375	112,367
2765 CL JN — 4.0% 2019 (0.0 years)	33,150	33,147
2975 CL OD — 5.5% 2027 (0.1 years)	1,219,388	1,221,971
2945 CL PC — 5.5% 2028 (0.2 years)	683,423	688,279
3200 CL NA — 5.5% 2032 (0.3 years)	448,343	454,522
2587 CL UD — 5.5% 2031 (0.3 years)	1,733,829	1,754,408
3200 CL AD — 5.5% 2029 (0.4 years)	1,955,892	1,988,194
R001 CL AE — 4.375% 2015 (0.6 years)	713,220	727,474
2999 CL NB — 4.5% 2017 (0.7 years)	3,089,517	3,163,342
2829 CL DJ — 4.5% 2018 (0.9 years)	2,291,223	2,360,634
3098 CL HA — 5.5% 2023 (1.0 years)	1,484,644	1,541,271
R009 CL AJ — 5.75% 2018 (1.0 years)	526,638	551,631
3036 CL JH — 5.0% 2031 (1.1 years)	2,574,998	2,655,553
2831 CL AB — 5.0% 2018 (1.1 years)	414,431	430,866
3042 CL HA — 5.5% 2029 (1.2 years)	1,844,819	1,936,588
2579 CL PC — 5.5% 2032 (1.2 years)	1,685,982	1,768,613
2549 CL PD — 5.5% 2031 (1.3 years)	3,337,663	3,507,546
2906 CL HK — 5.0% 2032 (1.3 years)	2,905,879	3,018,993

	Principal amount	Value
2947 CL B — 5.0% 2032 (1.3 years)	$1,169,078	$1,214,389
R010 CL AB — 5.5% 2019 (1.5 years)	2,709,013	2,858,795
2627 CL LE — 3.0% 2017 (1.5 years)	623,241	638,278
R011 CL AB — 5.5% 2020 (1.6 years)	1,058,392	1,121,010
3556 CL MA — 5.0% 2037 (1.8 years)	2,368,988	2,481,472
2937 CL HJ — 5.0% 2019 (1.8 years)	2,615,935	2,769,820
3566 CL DB — 4.0% 2022 (1.9 years)	6,255,116	6,590,197
3562 CL KA — 4.0% 2022 (2.0 years)	7,517,962	7,847,796
3229 CL HB — 5.0% 2025 (2.1 years)	1,907,502	2,015,805
2574 CL JM — 5.0% 2022 (2.2 years)	1,262,620	1,342,522
3170 CL EA — 4.5% 2020 (2.2 years)	3,023,300	3,193,056
3544 CL KA — 4.5% 2023 (2.3 years)	6,287,874	6,699,918
		66,688,457
Pass-Through Securities — 6.6%
EO1386 — 5.0% 2018 (2.4 years)	203,871	217,215
G18190 — 5.5% 2022 (2.9 years)	300,386	322,164
G18296 — 4.5% 2024 (3.1 years)	5,669,196	5,926,082
G18306 — 4.5% 2024 (3.1 years)	10,459,154	10,933,084
G13300 — 4.5% 2023 (3.4 years)	2,725,333	2,852,231
G13517 — 4.0% 2024 (3.7 years)	9,343,486	9,612,111
G18308 — 4.0% 2024 (3.7 years)	11,173,157	11,494,385
J13949 — 3.5% 2025 (5.1 years)	15,000,000	15,117,187
E02804 — 3.0% 2025 (5.8 years)	15,000,000	14,697,657
		71,172,116
		137,860,573
Federal National Mortgage Association — 20.8%
Collateralized Mortgage Obligations — 9.6%
2003-16 CL PD — 5.0% 2016 (0.5 years)	1,524,490	1,551,062
2004-81 CL KC — 4.5% 2017 (0.5 years)	945,018	960,558
2005-59 CL PB — 5.5% 2028 (0.6 years)	1,458,326	1,494,764
2003-27 CL DW — 4.5% 2017 (0.9 years)	878,206	904,889
2003-92 CL PD — 4.5% 2017 (1.0 years)	1,875,777	1,936,192
2006-9 CL GA — 5.5% 2033 (1.0 years)	3,070,586	3,191,678
2005-9 CL A — 5.0% 2031 (1.1 years)	1,715,599	1,764,971
2006-22 CL DA — 5.5% 2033 (1.1 years)	1,095,956	1,143,763
2006-78 CL AV — 6.5% 2017 (1.4 years)	1,585,263	1,691,286
2006-21 CL CA — 5.5% 2029 (1.4 years)	1,531,801	1,615,510
2007-32 CL BA — 5.5% 2034 (1.4 years)	4,741,953	5,002,540
2003-43 CL EX — 4.5% 2017 (1.5 years)	363,038	379,561
2004-40 CL BA — 4.5% 2018 (1.5 years)	2,123,751	2,220,283

weitzfunds.com          43

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
2003-39 CL LC — 5.0% 2022 (1.7 years)	$490,395	$517,139
2009-27 CL JA — 5.0% 2036 (1.7 years)	2,004,866	2,091,079
2008-54 CL EC — 5.0% 2035 (1.8 years)	4,394,419	4,599,904
2007-42 CL YA — 5.5% 2036 (1.8 years)	2,647,651	2,860,596
2003-37 CL QD — 5.0% 2032 (2.0 years)	2,456,899	2,585,585
2003-86 CL KT — 4.5% 2018 (2.0 years)	1,142,979	1,200,712
2004-78 CL AB — 5.0% 2032 (2.1 years)	11,836,623	12,503,376
2005-9 CL AC — 5.0% 2033 (2.2 years)	12,466,130	13,145,752
2005-1 CL KA — 5.0% 2033 (2.2 years)	9,454,002	9,980,312
2010-9 CL CA — 5.0% 2037 (2.3 years)(f)	12,873,192	13,773,182
2009-52 CL DC — 4.5% 2023 (2.4 years)	1,849,747	1,947,910
2009-44 CL A — 4.5% 2023 (2.5 years)	2,560,739	2,692,748
2003-9 CL DB — 5.0% 2018 (2.9 years)	1,000,000	1,080,249
2005-91 CL DA — 4.5% 2020 (2.9 years)	10,754,858	11,372,804
		104,208,405
Pass-Through Securities — 11.2%
254863 — 4.0% 2013 (1.1 years)	160,426	167,642
255291 — 4.5% 2014 (1.5 years)	267,593	284,262
256982 — 6.0% 2017 (2.3 years)	596,527	645,094
251787 — 6.5% 2018 (2.4 years)	21,209	23,248
254907 — 5.0% 2018 (2.6 years)	680,297	728,555
888439 — 5.5% 2022 (2.7 years)(f)	1,363,723	1,468,133
357414 — 4.0% 2018 (2.8 years)	2,734,109	2,855,008
888595 — 5.0% 2022 (2.8 years)	1,572,529	1,674,743
AD0629 — 5.0% 2024 (2.9 years)	6,466,701	6,887,036
995960 — 5.0% 2023 (3.0 years)	6,333,264	6,723,789
995692 — 4.5% 2024 (3.0 years)	10,137,391	10,647,428
357985 — 4.5% 2020 (3.0 years)	785,234	828,667
AE0031 — 5.0% 2025 (3.1 years)	9,164,477	9,728,665
930667 — 4.5% 2024 (3.1 years)	8,314,666	8,722,604
995755 — 4.5% 2024 (3.1 years)(f)	16,604,816	17,419,489
995693 — 4.5% 2024 (3.3 years)	10,977,067	11,543,072
890112 — 4.0% 2024 (3.7 years)	8,368,711	8,644,618
MA0043 — 4.0% 2024 (3.7 years)	6,613,858	6,823,642
AA4315 — 4.0% 2024 (3.7 years)	11,558,061	11,924,668
AA5510 — 4.0% 2024 (3.7 years)	7,302,856	7,534,494
931739 — 4.0% 2024 (3.9 years)	3,113,834	3,212,601
725232 — 5.0% 2034 (4.4 years)	2,481,692	2,625,152
		121,112,610
		225,321,015

	Principal amount	Value
Government National Mortgage Association — 0.3%
Collateralized Mortgage Obligations — 0.3%
GNR 2004-80 CL GC — 5.0% 2031
(0.5 years)	$3,000,000	$3,051,302
Non-Government Agency — 0.9%
Collateralized Mortgage Obligations — 0.9%
CMSI 2003-11 CL 2A1 — 5.5% 2033
(0.1 years)	80,942	80,806
GMACM 2003-J4 CL 3A1 — 4.75% 2018
(0.5 years)	1,220,495	1,250,725
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (0.7 years)(d)	797,325	812,129
SEMT 2010-H1 CL A1 — 3.75% 2040
(1.0 years)	6,588,894	6,722,152
WAMU 2003-S7 CL A1 — 4.5% 2018
(1.4 years)	495,929	503,616
Chase 2004-S1 CL A6 — 4.5% 2019
(2.3 years)	238,703	220,305
		9,589,733
Total Mortgage-Backed Securities
(Cost $370,745,253)		375,822,623

TAXABLE MUNICIPAL BONDS — 1.4%
Fond Du Lac Cnty, Wisconsin
3.0% 9/01/12	2,900,000	2,944,921
Stratford, Connecticut 6.55% 2/15/13	500,000	510,550
University of California 4.85% 5/15/13	990,000	1,067,596
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,077,970
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,504,548
6.0% 9/01/15	1,220,000	1,341,659
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,114,660
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	834,413
4.788% 6/01/18	1,000,000	1,014,780
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,309,795
Total Taxable Municipal Bonds
(Cost $14,172,889)		14,720,892

44           Weitz Funds

U.S.TREASURY AND GOVERNMENT AGENCY — 11.0%	Principal amount or shares	Value
U.S. Treasury — 6.4%
U.S. Treasury Note
1.125% 12/15/11	$15,000,000	$15,115,440
1.0% 4/30/12	20,000,000	20,164,920
2.625% 4/30/16	6,000,000	6,142,968
3.0% 8/31/16	5,000,000	5,191,405
3.0% 9/30/16	6,000,000	6,223,596
3.125% 10/31/16	6,000,000	6,259,686
3.125% 5/15/19	10,000,000	10,107,030
		69,205,045
Government Agency — 4.6%
Fannie Mae
1.0% 3/15/13(e)	10,000,000	10,008,770
2.0% 6/24/13	7,000,000	7,040,817
3.0% 9/16/15	6,000,000	6,032,778
2.25% 12/29/15(e)	8,000,000	8,030,032
2.0% 6/28/18(e)	8,000,000	8,028,696

Freddie Mac
5.5% 9/15/11	1,000,000	1,035,972
5.0% 11/13/14	3,000,000	3,365,958
3.0% 3/17/15	6,000,000	6,036,828
		49,579,851
Total U.S. Treasury and Government Agency
(Cost $116,746,361)		118,784,896

COMMON STOCKS — 1.5%
Redwood Trust, Inc.*	1,090,974	16,288,242
Newcastle Investment Corp.*	45,000	301,500
Total Common Stocks
(Cost $15,996,739)		16,589,742

SHORT-TERM SECURITIES — 17.6%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.02%(a)	12,644,970	$12,644,970
U.S. Treasury Bills, 0.10% to 0.14%, 2/10/11 to 4/07/11(b)	$178,000,000	177,968,654
Total Short-Term Securities
(Cost $190,607,933)		190,613,624
Total Investments in Securities
(Cost $1,053,476,167)		1,078,479,755
Other Assets Less Other Liabilities — 0.4%		4,518,724
Net Assets — 100.0%		$1,082,998,479
Net Asset Value Per Share		$12.38

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at December 31, 2010.
(f)	Security designated to cover a forward purchase commitment.

weitzfunds.com           45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +2.3% for the 12 months ended December 31, compared to a +3.4% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fourth calendar quarter, the Nebraska Tax-Free Income Fund returned -1.7% compared to a -1.6% return for the Barclays Capital 5-Year Municipal Bond Index.

Overview
After coasting smoothly through the first three quarters of 2010, the municipal bond market hit a strong patch of turbulence in the fourth quarter. Bond prices fell (yields rose) across nearly all maturities, with longer-term bonds experiencing the brunt of the price declines.

A confluence of events conspired to push prices lower. A key culprit was the rise in Treasury yields amid signs of an improving economy. While not perfectly correlated, Treasury rates tend to be the base rates that most credit markets, municipal bonds included, exhibit a gravitational pull toward.

Additionally, the Build America Bond program (BABs), part of the American Recovery and Reinvestment Act of 2009, was allowed to expire at year end. This successful program has been used by many states and municipalities in the last two years to finance long-term projects in the taxable bond market with interest rate subsidies from the U.S. Government. The anticipated end of the BABs program caused a number of issuers to rush bond projects to market ahead of the program’s sunset, adding significant supply pressure that needed to be absorbed.

The prospect of the BABs taxable bond program becoming unavailable to municipal bond issuers for future projects also caused selling pressure in the tax-free marketplace amid investor concern that the expiration of the BABs program will push billions of dollars of issuance back into the traditional tax-exempt market in 2011. Longer-term maturities were the hardest hit (higher yields, lower prices) as the BABs program had primarily been weighted toward longer-term bonds.

Finally, and arguably most importantly, investor demand for municipal bonds, which had been strong through three quarters of 2010, became a torrent of outflows amid growing concerns about the creditworthiness of municipal bonds in general. Dire predictions in newspapers and on TV of “50 to 100 sizable defaults” in 2011 amounting to “hundreds of billions of dollars’ worth of defaults” raised the anxiety and fear level among some investors.

We would not dispute the challenges many states and municipalities, even our federal government, face in dealing with sizable budget deficits. However, the $2.8 trillion municipal market is composed of over 55,000 different issuing entities, most of whose finances are in reasonable condition. Historically, approximately 1% of municipal bond issues defaulted annually, meaningfully below the rate experienced in the corporate bond market. Media predictions aside, only 6 municipal bond issuers defaulted on their obligations in all of 2010, compared with 10 in 2009. History is certainly not a predictor of the future but it can help to put events in perspective.

Where does this leave us presently? The net effect of the selling pressure in the fourth quarter has caused the yield ratio of municipal bonds to taxable alternatives to reach levels not seen since the peak of the credit crisis in the fall of 2008. Municipal bonds, like stocks, are ultimately a function of price and value. Admittedly, the risk in the municipal bond marketplace has increased due to the problems facing some issuers. The reward function in the form of higher returns, though, has increasingly moved in investors’ favor. To the extent the majority of municipal bonds suffer in price due to the challenges facing some states and municipalities, opportunities may abound for discerning investors willing and able to analyze and invest in those pockets of value where the reward, in the form of higher return, more than offsets the incremental risk.

Fund Review
From the universe of 55,000 municipal bond issuers mentioned earlier, our Fund owns 79. The vast majority of our investments are Nebraska-based. Our holdings are varied and diverse among these 79 issuers. For example, we own airport revenue bonds from Hawaii to Orlando to Lincoln; higher education bonds from the University of Nebraska to Hastings College to Wesleyan University; and electric utility bonds from Omaha and Nebraska Public Power Districts. While our investments are wide-ranging, our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. We monitor the financial progress of our investments periodically. Our overall goal is to invest in

46           Weitz Funds

a portfolio of bonds of varying maturities that we believe represent attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Our portfolio weathered the fourth quarter price declines reasonably well, largely due to our small exposure to longer-term bonds. Approximately 90% of our portfolio investments mature in less than 7 years, while only 5.8% have a maturity greater than 10 years. This positioning helped cushion our results from events in the quarter.

An example of a current holding might help illustrate why we like what we own and increasingly believe there is a growing disconnect between price and value, particularly in longer-term bonds. Our Fund currently holds an investment in the 17 ½ year bonds for Douglas County Nebraska Hospital Authority #2. The bonds were issued to build a 30,000 square foot hospital facility on the campus of Boys Town in Boys Town, Nebraska. This $6.7 million bond issue is first secured by the revenues from the hospital facility and additionally by an unconditional guarantee by the approximately $1 billion Father Flanagan’s Fund for Needy Children. Our 4.75% bonds were valued at $97.541 on Dec 31st, or nearly 5% to maturity. This represents more than 115% of comparable U.S. Treasury bonds before taking into account the tax advantages of our Fund’s investment. To put this investment return in perspective, the taxable equivalent yield for an investor in the highest tax bracket for our Boys Town investment would exceed 9%. We believe this represents good value for a high quality bond (AA+ rated) and even compensates us should interest rates rise over the near-term.

Turning to overall portfolio metrics, the average duration of our Fund increased to 3.6 from 3.3 years in the previous quarter and the average maturity fell to 6.6 from 6.7 years. Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments’ fiscal position.

	Total Return	Average Annual Total Returns
	1Year	3Year	5Year	10Year	15Year	20Year
Nebraska Tax-Free Income Fund	2.3%	3.5%	3.5%	3.9%	4.4%	4.9%
Barclays Capital 5-Year Municipal Bond Index	3.4	5.5	5.0	4.8	4.9	5.5

See page 4 for additional performance disclosures.

Performance of the Nebraska Tax-Free Income Fund (“NE Tax-Free”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, NE Tax-Free succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of NE Tax-Free are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before NE Tax-Free became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

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NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	82.5%
Commonwealth of Puerto Rico	3.9
Illinois	2.6
Florida	2.4
Wisconsin	1.7
Ohio	1.2
Virginia	1.2
Arizona	1.2
Hawaii	1.1
North Dakota	0.9
Minnesota	0.0
Short-Term Securities/Other	1.3
Net Assets	100.0%

Sector Breakdown
Power	21.9%
Higher Education	19.0
Water/Sewer	11.1
Hospital	8.7
General	6.7
Lease	4.7
Airport/Transportation	3.8
Highway	1.1
Housing	0.9
Total Revenue	77.9
City/Subdivision	8.5
School District	6.3
County	2.9
State/Commonwealth	2.7
Total General Obligation	20.4
Escrow/Pre-Refunded	0.4
Short-Term Securities/Other	1.3
Net Assets	100.0%

Financial Attributes
Average Maturity	6.6 years
Average Duration	3.6 years
Average Coupon	4.2%
30-Day SEC Yield at 12-31-10	2.2%
Municipals exempt from federal and
Nebraska income taxes	Approx. 86%
Municipals subject to alternative
minimum tax	Approx. 4%

48           Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2010 • (UNAUDITED)

MUNICIPAL BONDS — 98.7%	Principal amount	Value
Arizona — 1.2%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009 3.5%, 7/01/15	$1,000,000	$1,031,600
Florida — 2.4%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT 6.0%, 10/01/16	1,000,000	1,138,620
Miami, Dade County, Aviation Revenue, Series 2010A 4.25%, 10/01/18	1,000,000	1,030,800
		2,169,420
Hawaii — 1.1%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT 3.0%, 7/01/12	1,000,000	1,024,430
Illinois — 2.6%
Elgin, General Obligation, Refunding, Series 2003 5.125%, 12/15/14	1,020,000	1,104,201
Illinois Finance Authority, Revenue, Series 2009A, Northwestern Memorial Hospital 5.0%, 8/15/17	245,000	267,302
Illinois Health Facility Authority, Revenue, Series A, Evangelical Hospital Corp., Escrowed to Maturity 6.75%, 4/15/12	85,000	88,651
Springfield, Water Revenue, Series 2004 5.25%, 3/01/19	800,000	858,264
		2,318,418
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	15,000	15,031
Nebraska —82.5%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	258,135
4.4%, 12/15/17	250,000	257,855
5.3%, 12/15/18	700,000	700,385
Bellevue, Development Revenue, Bellevue University Project
Refunding, Series 2010B, 0.7%, 6/01/11	600,000	599,778
Series 2010A, 2.75%, 12/01/15	1,000,000	1,016,690
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series B, 4.65%, 6/15/12	500,000	501,035
Cornhusker Public Power District, Electric Revenue,
Refunding, Series 2010
0.75%, 7/01/12	660,000	658,614
2.4%, 7/01/17	400,000	394,796
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	357,655
2.15%, 12/15/13	490,000	498,247

	Principal amount	Value
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	$125,000	$121,369
2.75%, 12/15/19	100,000	95,652
Douglas County, Educational Facility Revenue,
Creighton University Project
Refunding, Series 2010A, 5.0% 7/01/16	430,000	463,802
Series 2005A, FGIC Insured, 3.5%, 9/01/12	255,000	264,297
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,112
Quality Living Inc. Project
4.7%, 10/01/17	255,000	210,561
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project
4.75%, 9/01/28	500,000	487,705
Children’s Hospital Obligated Group
5.25%, 8/15/20	1,000,000	1,037,270
5.5%, 8/15/21	1,430,000	1,490,246
Nebraska Medical Center Project
5.0%, 11/15/14	380,000	408,557
5.0%, 11/15/15	295,000	317,980
Douglas County, Hospital Authority #3, Revenue, Refunding
Nebraska Methodist Health System
5.5%, 11/01/18	500,000	530,635
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	542,089
Douglas County, Millard Public School District #17, Refunding
FSA Insured, 4.0%, 11/15/13	500,000	527,250
4.0%, 6/15/17	750,000	789,825
Douglas County, Ralston Public School District #54, FSA Insured
5.2%, 12/15/26	500,000	515,040
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	628,716
4.75%, 9/01/17	200,000	210,668
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	509,480
5.125%, 8/15/16	500,000	509,785
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured
4.1%, 9/01/14	480,000	486,610
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	875,194
3.45%, 4/01/14	650,000	653,477
Hastings, Electric System Revenue, Refunding, FSA Insured
5.0%, 1/01/19	750,000	759,697
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	419,362
3.0%, 11/15/17	640,000	640,518

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NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS  • (CONTINUED)

	Principal amount	Value
Lancaster County, Hospital Authority #1, Revenue, Refunding, Bryan LGH Medical Center
Series A, 5.0%, 6/01/16	$500,000	$525,035
Series A, 5.0%, 6/01/17	500,000	519,710
Lincoln, Airport Authority Revenue, Refunding
5.2%, 7/01/19	200,000	200,528
Lincoln, Certificates of Participation
Series 2008, 3.0%, 3/15/11	1,085,000	1,091,033
Series 2010A, 0.5%, 3/15/11	280,000	280,022
Series 2010A, 2.4%, 3/15/17	395,000	394,269
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/18	1,000,000	1,112,450
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,016,300
Lincoln, Parking Revenue, Refunding, Series A
5.375%, 8/15/14	205,000	205,765
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	956,765
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	816,744
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	782,990
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	396,899
BHAC Insured, 5.0%, 4/01/20	500,000	554,450
Nebraska Educational Financial Authority, Revenue, Refunding Hastings College Project
5.05%, 12/01/23	500,000	501,385
Nebraska Wesleyan University Project, Series 2002, Radian Insured
5.0%, 4/01/16	100,000	101,275
5.15%, 4/01/22	1,000,000	969,210
Nebraska Investment Finance Authority, Clean Water State
Revolving Fund, Series 2010#
0.7%, 6/15/11	2,085,000	2,085,000
Nebraska Investment Financial Authority, Revenue,
Drinking Water State Revolving Fund
Series 2001A, 5.15%, 1/01/16	200,000	203,200
Series 2010A, 4.0%, 7/01/25	750,000	721,207
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	257,613

	Principal amount	Value
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 3/01/12	$235,000	$239,658
4.05%, 9/01/12	285,000	292,362
4.125%, 3/01/13	305,000	313,137
Nebraska Public Power District, Revenue
2003 Series A, 5.0%, 1/01/20	230,000	241,735
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,110,300
2007 Series B, 5.0%, 1/01/15	885,000	987,660
2007 Series B, 5.0%, 1/01/21	1,000,000	1,078,690
2008 Series B, 5.0%, 1/01/18	800,000	893,920
2010 Series C, 4.25%, 1/01/17	500,000	541,800
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	438,813
5.0%, 7/15/16	200,000	224,478
4.0%, 7/15/17	200,000	210,804
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project
5.25%, 1/01/19	750,000	785,182
Omaha, Douglas County, General Obligation, Public Building Commission
5.1%, 5/01/20	750,000	761,873
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,082,410
5.25%, 10/15/19	250,000	289,818
Omaha, Public Facilities Corp., Lease Revenue, Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	820,520
Series 2010, 4.125%, 6/01/29	650,000	575,289
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	250,597
3.95%, 10/15/18	240,000	252,115
Omaha Public Power District, Electric Revenue
Series A, Escrowed to Maturity
7.625%, 2/01/12	225,000	233,656
Series A, 4.25%, 2/01/18	1,650,000	1,740,420
Series A, 4.1%, 2/01/19	1,000,000	1,054,580
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	939,960
Series C, 5.5%, 2/01/14	250,000	265,140
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	549,988
4.0%, 11/15/14	250,000	271,683
Omaha, Special Tax, Revenue, Heritage Development Project, Series 2004
5.0%, 10/15/17	1,090,000	1,207,371

50           Weitz Funds

	Principal amount	Value
Papillion-La Vista, Sarpy County School District #27,
General Obligation
Refunding, Series 2009A,
3.15%, 12/01/17	$930,000	$950,758
Series 2009, 5.0%, 12/01/28	500,000	506,830
Papillion, Water System Revenue, Bond Anticipation Notes
Series C, 3.0%, 6/15/11	500,000	500,970
Series 2010, 1.65%, 6/15/13	1,000,000	1,000,000
Plattsmouth, General Obligation, Promissory Notes,
Series 2010
0.9%, 9/15/12	445,000	443,385
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,365,739
AMBAC Insured, 5.0%, 1/01/18	750,000	804,120
AMBAC Insured, 5.0%, 1/01/26	800,000	785,112
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	145,320
2.6%, 12/15/19	135,000	124,762
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook
5.9%, 3/15/13	300,000	300,810
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,047,290
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	598,354
Series 2009C, 2.0%, 11/01/13	700,000	703,668
Series 2010B, 1.2%, 9/15/14	1,230,000	1,205,215
University of Nebraska, Facilities Corp.
Deferred Maintenance Revenue
Series 2006, 5.0%, 7/15/18	830,000	928,886
Series 2009, 2.0%, 7/15/11	1,000,000	1,009,010
Lease Rental Revenue
UNMC OPPD Exchange Project,
2.75%, 2/15/16	1,185,000	1,227,056
UNMC Research Center Project,
5.0%, 2/15/15	500,000	521,045
UNMC Sorell Center Project,
4.0%, 4/15/11	1,000,000	1,010,600

	Principal amount	Value
University of Nebraska, University Revenue,
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	$2,160,000	$2,324,117
Lincoln Parking Project, Refunding
4.0%, 6/01/17	1,070,000	1,139,283
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	595,211
5.0%, 7/01/23	1,000,000	1,050,340
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	413,790
5.0%, 5/15/33	700,000	698,089
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	633,721
5.0%, 5/15/27	800,000	825,032
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	335,554
3.4%, 9/01/17	415,000	419,951
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.2%, 6/01/12	200,000	202,030
2.7%, 6/01/13	150,000	151,977
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	217,835
		74,520,756
North Dakota — 0.9%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	823,771
Ohio — 1.2%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,115,644
Puerto Rico — 3.9%
Commonwealth, General Obligation, Refunding
FGIC Insured, 5.5%, 7/01/11	990,000	1,011,335
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	911,949
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,041,860
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	523,000
		3,488,144

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NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
Virginia — 1.2%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	$975,000	$1,094,896
Wisconsin — 1.7%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,507,972
Total Municipal Bonds
(Cost $87,868,919)		89,110,082

SHORT-TERM SECURITIES — 0.3%	Shares	Value
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.18%(a)
(Cost $307,992)	307,992	307,992
Total Investments in Securities
(Cost $88,176,911)		89,418,074
Other Assets Less Other Liabilities — 1.0%		914,461
Net Assets — 100.0%		$90,332,535
Net Asset Value Per Share		$10.12

#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2010.

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GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the fourth calendar quarter with a 7-day effective yield of 0.06%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s 7-day effective yield was, once again, unchanged in the fourth quarter. Day-after-day, month-after-month, and quarter-after-quarter, returns to savers in investment vehicles like money market funds, bank savings accounts and short-term CDs have remained the same and frustratingly close to zero. Highlighting the sameness of today’s short-term interest rate environment, our Fund’s 7-day yield has been the same (0.06%) for 5 quarters in a row, a remarkable statistic since our Fund’s portfolio of assets mature and are reinvested in new securities nearly every quarter. This sameness is a result of the continued intention of the Federal Open Market Committee (FOMC) of the Federal Reserve to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels for an extended period” as a means to promote economic recovery. The Fed has maintained this highly unusual target range for the Fed Funds rate at zero to 0.25% since December 2008.

The Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days (down from 90 days since June 30, 2010). As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of December 31, 99% of our portfolio was invested in U.S. Treasury bills. The average life of our portfolio at December 31 was approximately 46 days.

While there continue to be signs of economic stabilization (e.g. modest job gains in each of the last three months of 2010 have replaced nearly 2 years of job losses), it remains likely that the Fed will keep short-term interest rates at near-zero for much of 2011 as the Fed awaits more definitive evidence of an economic recovery. When the Fed changes from its current course and begins to raise short-term rates, our Fund will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

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GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2010 • (UNAUDITED)

U.S. TREASURY — 101.0%%†	Principal amount	Value
U.S. Treasury Bill
0.12% 1/13/11	$11,500,000	$11,499,548
0.16% 1/27/11	20,000,000	19,997,797
0.12% 2/03/11	4,000,000	3,999,578
0.13% 2/10/11	26,000,000	25,996,375
0.14% 3/31/11	23,000,000	22,992,324
Total U.S. Treasury		84,485,622

SHORT-TERM SECURITIES — 0.9%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.02%(a)	703,073	$703,073
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.01%(a)	52,556	52,556
Total Short-Term Securities		755,629
Total Investments in Securities
(Cost $85,241,251)		85,241,251
Other Liabilities in Excess of Other Assets — (1.9%)		(1,591,896)
Net Assets — 100.0%		$83,649,355
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2010.

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58           Weitz Funds

Board of Trustees
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser
Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Wells Fargo Bank Minnesota,
National Association

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice President, Secretary & Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief Financial Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund - WPOPX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at www.weitzfunds.com. Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

2/01/11

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Quarterly Report December 31, 2010

weitzfunds.com